Exhibit 10.51

[***]:  INDICATES THAT CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS AGREEMENT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT NO. 7

TO THE

MASTER SERVICES AGREEMENT
And
SUPPLEMENT A
BETWEEN

CORELOGIC SOLUTIONS, LLC
AND

NTT DATA SERVICES, LLC

Amendment 7 Effective Date August 1, 2019

This document contains proprietary and confidential information of CoreLogic and NTT DATA Services. The information contained in this document may not be disclosed outside either Party without the prior written permission of the other Party.

CORELOGIC/NTT DATA SERVICES CONFIDENTIAL

CORELOGIC/NTT DATA SERVICES CONFIDENTIAL    Amendment No. 7

Exhibit 10.51

[***]:  INDICATES THAT CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS AGREEMENT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT NO. 7 TO THE
MASTER SERVICES AGREEMENT

THIS AMENDMENT NO. 7 (this “Amendment”) is entered into as of November 22, 2019 (the “Amendment Date”) by and between CoreLogic Solutions LLC (“CoreLogic”) and NTT DATA Services, LLC (“Supplier”) to be effective as of August 1, 2019, (the “Amendment Effective Date”).

WHEREAS, CoreLogic and Supplier are parties to a MSA and Supplement A, each dated as of July 19, 2012; Amendment No. 1 to the MSA dated October 23, 2012; Amendment No. 2 to the MSA dated December 6, 2012; Amendment No. 3 to the MSA dated March 17, 2017; Amendment No. 4 to the MSA dated October 1, 2017, Amendment No. 5 dated May 15, 2018, and Amendment No. 6 to the MSA dated December 1, 2018;

WHEREAS, CoreLogic and Supplier intend to further amend and restate the Agreement documents set forth below to make continuing service level improvement changes to the Service Levels.

NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, and of other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, CoreLogic and Supplier hereby agree as follows:

1.	APPLICABILITY OF PROVISIONS OF THE AGREEMENT

This Amendment is subject to, and shall be governed by, all of the provisions of the Agreement, except to the extent such provisions are expressly modified by this Amendment. Capitalized terms used herein shall have the respective meaning ascribed to each by the Agreement except as otherwise expressly set forth in this Amendment.

2.	NEW AND AMENDED CONTRACT DOCUMENTS

Effective as of 12:00:01 a.m., U.S. Pacific Time on the Amendment Effective Date:

Amended and Restated Contract Documents. The following contract documents are hereby stricken in their entirety and replaced, respectively with those attached to this Amendment:

Schedule A-3.1    Service Level Matrix

•	Added 2.4.l1 KM-MR Server Decommissioning and 2.4l2 KM- MR Server Decommissioning Key Measurements.
Schedule A-3.2    Service Level Definitions and Measurement Methodology

CORELOGIC/NTT DATA SERVICES CONFIDENTIAL    Amendment No. 7

Exhibit 10.51

[***]:  INDICATES THAT CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS AGREEMENT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

•	2.2b CSL-SM-Incident Handling - High, under Threshold Parameters, changed “[***]%” to “[***]%”

•	2.2d KM-SM Percentage of Incidents that are Accurately Triaged, under Threshold Parameters, changed “[***]%” to “[***]%”

•	2.2.f1/2.2.f2 KM-SM-Problem Management-Service Impact Document Delivery (AIR and RCA), under Threshold Parameters, changed “[***]%” to “[***]%”

•	2.3.a CSL-SD-Average Speed To Answer, under Threshold Parameters, changed “[***]%” to “[***]%”

•	2.3.c KM-SD-Abandon Rate, under Threshold Parameters, changed “[***]%” to “[***]%”

•	2.3.d CSL-SD-First Call Resolution, under Threshold Parameters, changed “[***]%” to “[***]%”

•	2.6.b1/2.6b2 KM-DT End User Devise Services Support, changed “[***]%” to “[***]%”

•	2.6.e1/2.6.e2 KM-DT-End-User Device Moves/Adds/Changes, under Threshold Parameters, changed “[***]%” to “[***]%”

•	2.9.c KM-NW-Campus LAN Availability, under Threshold Parameters, changed “[***]% of the time” to “[***]% of the time”

•	2.9.f1 KM-NW-Contact Center Call Flow, under Threshold Parameters, changed “[***]%” to “[***]%

•	2.4.i KM-MR-Physical Server Provisioning Request, under Threshold Parameters, changed “[***]%” to “[***]%

•	2.4.j KM-MR-Virtual Sever Provisioning Request, under Threshold Parameters, changed “[***]%” to “[***]%

•	Added new Key Measurement definition for 2.4.l1 KM- MR Server Decommissioning

•	Added new Key Measurement definition for 2.4l2 KM-MR Server Decommissioning

•	2.5.b KM-Storage-Request For Tier 1,2,3 FOR < 100 TB, under Threshold Parameters, changed “[***]%” to “[***]%

•	3.0.a KM-Security Audit - Critical, under Threshold Parameters, changed “[***]%” to “[***]%

•	2.3.h KM-SM-Incident Management - Medium, under Threshold Parameters, changed “[***]% of Requests completed within [***]business hours” to “[***]% of Incidents resolved within [***] business days”

•	2.3.i KM-SM-Incident Management - Low, under Threshold Parameters, changed “[***]% of Requests completed within [***] business hours” to “[***]% Incidents resolved within [***] business days”

CORELOGIC/NTT DATA SERVICES CONFIDENTIAL    Amendment No. 7

Exhibit 10.51

[***]:  INDICATES THAT CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS AGREEMENT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.	GOVERNING LAW.

This Amendment shall be governed by and construed in accordance with the terms set forth in Section 19.4 of the Agreement.

4.	HEADINGS.

The article and section headings and the table of contents used herein are for reference and convenience only and will not be considered in the interpretation of this Amendment.

5.	OTHER PROVISIONS OF THE AGREEMENT UNCHANGED.

Except as specifically amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect and shall not be altered by this Amendment.

6.	SIGNATURES.

This Amendment may be signed in multiple counterparts, each of which shall be an original but all of which shall constitute one and the same Amendment. Signatures to this Amendment sent by facsimile or by PDF shall be deemed for all purposes to be the same as original signatures.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized representatives as of the Amendment Effective Date.

CORELOGIC SOLUTIONS, LLC	NTT DATA SERVICES, LLC
By:/s/ Kevin Tang Printed Name: Kevin Tang Title: Sr. Leader, SCVM Date11/25/2019	By:/s/ John Evans Printed Name: John Evans Title: Client Executive Date11/25/2019

CORELOGIC/NTT DATA SERVICES CONFIDENTIAL    Amendment No. 7